Letter to Shareholders Q3 2018 November 13, 2018 Exhibit 99.1

Dear Shareholders, We’re pleased to deliver our first shareholder letter as a public company. Our strong third quarter results demonstrate our commitment to driving healthy revenue growth along with robust cash flow. In Q3 2018, we continued our steady march of increased monetization, delivering $65.2 million in revenue. We also generated $12.0 million in operating cash flow and $11.4 million in unlevered free cash flow. Q3 2018 Key Results Q3 2018 revenue was $65.2 million, an increase of 18% year over year. Core revenue, which excludes $0.4 million in revenue related to the non-self-serve portion of SurveyMonkey Audience in Q3 2017 (the final quarter with reported revenue), increased 19% year over year. Strength across the business drove our results. Our self-serve revenue(1) was approximately 88% of revenue in Q3 2018 and our sales-assisted revenue(2) was approximately 12% of total revenue. Our sales-assisted customers grew to 3,200 up 10% quarter over quarter. Paying users totaled 621,000 as of the end of Q3 2018, an increase of 21,000 year over year and an increase of 5,000 quarter over quarter, with more than 75% of paying users on annual plans. Average annual revenue per user (ARPU) grew to $418 in Q3 2018 from $364 in Q3 2017. We continue to see the benefit to revenue from the pricing and packaging changes we made in 2017 to our self-serve SurveyMonkey product which provided more features, functionality and value to our customers and drove greater monetization. As expected, the pricing changes created a short-term headwind to paying user growth and provided a stronger tailwind to ARPU growth. Q3 2018 GAAP operating margin was (145%) and Non-GAAP operating margin was 10%. GAAP operating margin and net loss for Q3 2018 included $89.9 million in stock-based compensation expense related to the achievement of the liquidity event-related performance condition in connection with our initial public offering (IPO) for certain restricted stock units that met their service-based vesting condition as of the end of Q3 2018 and an incremental $1.2 million in employer related payroll tax expense related to these restricted stock units. Q3 2018 net loss was ($102.4) million, largely due to the IPO-related stock-compensation charge. Adjusted EBITDA was $17.0 million. GAAP basic and diluted net loss per share was ($0.99) in Q3 2018, compared to ($0.13) in Q3 2017. Non-GAAP basic and diluted net loss per share was ($0.01) in Q3 2018 compared to ($0.02) in Q3 2017. We generated $12.0 million in operating cash flow and $11.4 million in unlevered free cash flow in Q3 2018. Cash and cash equivalents totaled $257.1 million and total debt was $316.8 million for net debt of $59.7 million at the end of Q3 2018. Proceeds from the IPO and concurrent private placement with Salesforce Ventures LLC, net of underwriting discounts, commissions, and offering costs totaled $225.3 million. We used a portion of the net proceeds during the quarter to satisfy $21.4 million in employee tax withholding obligations and $1.2 million in employer payroll tax expense associated with the Performance RSUs that vested upon the effectiveness of our IPO. In October 2018, we refinanced our 2017 Credit Facility and paid down $101.3 million of our existing debt. Self-serve revenue represents revenue generated from sales of products that are purchased online by individuals with our online pricing and terms of service and paid via credit card or other online payment methods. Sales-assisted revenue represents revenue generated from sales of products that are sold directly to organizations through our sales team via negotiated pricing and agreements. 1

Q3’18 and YTD 2018 Key Results* * Please see the GAAP to non-GAAP reconciliations on pages 16-23. Q4 2018 and FY2018 Financial Outlook We are committed to being transparent about the key drivers that contribute to the financial health of our business. We will provide quarterly and annual guidance for revenue and non-GAAP operating margin and annual guidance for unlevered free cash flow. Q4 2018 Revenue $64.8 million - $66.8 million 14% - 17 % YoY growth Non-GAAP operating margin 2% - 3% FY 2018 Revenue $251.2 million - $253.2 million 17% - 18% YoY growth* Non-GAAP operating margin 6% Unlevered free cash flow $43 million - $45 million 17% - 18% margin 19% YoY 19% YoY Note: YoY growth rate reflects Core revenue growth 29% margin 18% margin 19% margin 18% margin 23% margin 17% margin 17% margin 18% margin *YoY growth rate for FY 2018 reflects Core revenue growth 2

People Powered Data (SurveyMonkey 101) In this initial letter, we will briefly outline our market opportunity and operating strategy. We will also map out the financial principles which govern our growth strategy to provide you more context in which to assess our financial results. Future letters will be more focused on current trends and performance. Whether serving customers or employees or conducting market research to find future customers, businesses need to understand the sentiment of their constituents to serve them better. This has never been more apparent than now, when labor markets are tight and end markets are hyper-competitive. While operational data tells us what is happening in a business, it represents the past, and not the opinions driving that data. Understanding the why behind operational data unlocks insights so companies can act: to better predict market appetite, root out issues, or identify meaningful opportunities sooner. It can also provide inspiration for how to delight customers and win new ones, or improve employee engagement and attract talent. Curious leaders need better data to optimally allocate their time, talent and resources - in every organization, across every vertical, across every geographic region. SurveyMonkey helps businesses unlock the why. Our mission is to power curious individuals and organizations to measure, benchmark and act on the opinions that drive success. Our products and solutions address three principal multi-billion dollar markets – customer experience management, talent management, and market research. We call this “People Powered Data” and are a leader in this growing category. Our core philosophy has always been about empowering individuals across organizations to engage with their key constituents to better serve them. Our survey platform is powerful enough to do sophisticated analysis and research, yet intuitive and easy to use. SurveyMonkey democratized access to sentiment data for all knowledge workers who aren’t survey methodologists or data scientists. We’ve taken the learnings from almost 20 years of survey expertise, over 47 billion questions answered on our platform, and insights from over 2 million survey respondents per day, to make our products powerful for anyone to get the insights they need, quickly and at scale. Our mission:  To power curious individuals and organizations to measure, benchmark, and act on the opinions that drive success 47B+ Questions answered on our platform 2M+ Survey respondents per day 3

Over the past two years we’ve expanded our platform to serve organizations with enterprise-grade features in privacy, security and compliance. Organizations want solutions that seamlessly integrate into their preferred systems of record and avoid solutions requiring extensive configuration and costly implementation services. SurveyMonkey requires minimal time to deploy, integrates seamlessly and securely into our users’ platforms of choice such as Salesforce, Marketo, Oracle, Microsoft, Google, Slack and Tableau. We believe our integration strategy is a competitive advantage. We’ve built a massive footprint of more than 16 million active users and 621,000 paying users across more than 300,000 organizations, including paying users in 98% of the Fortune 500. The virality of our survey platform has enabled us to build a powerful, capital efficient self-serve business model where approximately 80% of our individual paying users come to us organically. We supplement this with paid acquisition and a targeted upsell and cross-sell sales-assisted strategy. This begins with Customer 360, our proprietary, signal-based system that analyzes usage patterns across our base of users. We believe our category-defining brand, large user footprint and Customer 360 will enable us to efficiently scale our sales-assisted strategy. Early returns are very positive. We have organization-level agreements with 3,200 customers which represents only 1% penetration against the more than 300,000 organizational domains where we have paying users. When we sell SurveyMonkey Enterprise into an organization, we see an immediate 4x average increase in annualized revenue on the initial sale – and we’re still early in scaling our sales-assisted strategy. Our business is extremely predictable with over 90% of our revenue coming from subscriptions to our products and our organizational dollar-based net retention rate has consistently been over 95%. As our sales-assisted revenue and customers grow, we expect visibility as well as net revenue retention to increase even further. Below, we outline our key growth levers. Each of these levers have different payback periods, some of which are already providing benefit to revenue such as the pricing and packaging changes for our SurveyMonkey self-serve product that began in 2017. Other investments and initiatives will yield benefit in future quarters. We intend to provide updates each quarter on progress with these growth levers. 16M+ Active Users     621K Paying Users     300K+ Organizational Domains     80% Individual paying users acquired organically   90%+ Revenue from subscriptions   95%+ Dollar-based net retention rate for organizations 4

4x

Average increase in annualized revenue on sale of SurveyMonkey Enterprise

Revenue % by Channel



12%
88%
Self-serve
Sales-assisted

BNY MELLON

At an organizational-level, BNY had limited visibility into what type of data was being collected across its business and who was collecting the data. Employees were leveraging multiple survey products, including hundreds of SurveyMonkey individual accounts, but there was no organizational oversight. Leadership wanted to mitigate security risk while providing their employees with a robust, feature-rich survey platform and selected SurveyMonkey Enterprise to provide a solution with a secure environment and a robust set of administrative controls.

Our Growth Levers

We are committed to three primary growth drivers:

1. **Selling SurveyMonkey directly to the enterprise**
2. **Accelerating growth in self-serve through our Teams plan**
3. **Expanding our business in key international markets**

1. Selling SurveyMonkey directly to the enterprise

Our unique sales-assisted strategy starts with our existing individual paying user base within organizations. From there, we use Customer 360 to provide targeted leads to our sales team for upsell and cross-sell opportunities. When upselling SurveyMonkey Enterprise, we see a 4x average increase in annualized revenue on the initial sale – by monetizing the free individual users of SurveyMonkey in the organization. Not only does the enterprise conversion accelerate the initial monetization, it enhances revenue retention and visibility, and provides us the ability to expand our SurveyMonkey Enterprise deployment and cross-sell our purpose-built solutions.

Our sales-assisted revenue comprised approximately 12% of our total revenue in Q3 2018, and our sales-assisted customers grew to 3,200, up 10% quarter over quarter. We're still early in the development and expansion of our sales-assisted strategy and we saw great traction with our sales efforts during the quarter, signing agreements with companies such as LinkedIn, Nasdaq, Sky and Intercom.

While we're pleased with the momentum thus far, the 3,200 sales-assisted customers represent only 1% penetration against the more than 300,000 organizations in which SurveyMonkey customers are collecting mission-critical data. Our goal is to target the top 10% of these organizations over the next several years by investing in and growing our sales team. But we're not the typical enterprise-SaaS company which relies solely on the productivity of sales people to drive their revenue. Because of our large existing user base and Customer 360, we believe we have a more efficient sales-assisted strategy with a much lower cost of acquisition thus allowing for significant price disruption.

By selling SurveyMonkey to the enterprise, we expect to accelerate paying user growth and increase both monetization and retention within organizations.

5

SurveyMonkey + Salesforce

We've expanded our survey platform to serve organizations with enterprise-grade features in privacy, security, and compliance. We've also built integrations with some of the leading enterprise software application providers, so our customers can see People Powered Data alongside the data from their systems of record. Notable product and feature launches in Q3 include:

SurveyMonkey + Salesforce: Our current SurveyMonkey Enterprise integration with Salesforce is one of the top survey integrations in the Salesforce AppExchange. With our recent investment from and partnership with Salesforce, we're building out additional features on their new Lightning platform which we previewed at Dreamforce in September. We also extended our Salesforce integration to include SurveyMonkey CX which we believe is the most effective way for Salesforce customers to build customer NPS programs.

Box gathered extensive operational data about how its customers interact with their products, but struggled with gathering and processing the contextual data surrounding that usage. Customer feedback was collected separately across teams and across multiple survey providers, including SurveyMonkey. Leadership lacked a consolidated view of their customers' experience and turned to SurveyMonkey Enterprise to power their voice of the customer program. With an easy implementation, Box moved away from siloed data collection to securely capturing a holistic view of the customer journey, which enabled them to generate actionable insights. Using SurveyMonkey's direct API access and its integrations with Salesforce, Slack and Zendesk, Box tied the valuable contextual data from SurveyMonkey to their extensive operational data.


Employee Satisfaction Survey
"I am interested in understanding my opportunities for growth and advancement."

New Analyze Results Dashboard

New Analyze Results Dashboard: We continue to invest in building out even more robust analysis tools in our products. We released our new Results dashboard which helps our customers tell and share dynamic, impactful stories through data visualizations. We're also investing in capabilities for analyzing open text at scale, crosstabs, and sentiment analysis which will be available in upcoming quarters.


Customer Feedback

SurveyMonkey Anywhere

SurveyMonkey Anywhere: We launched SurveyMonkey Anywhere, a mobile app, which allows users to collect data offline at tradeshows, retail stores, the field, or anywhere with limited connectivity. This was one of our most requested features for market researchers and is available for enterprise customers and sold per device.


Great
84%
2

SurveyMonkey Genius

SurveyMonkey Genius: We continue to build survey intelligence into our products through AI and machine learning to give survey creators actionable recommendations to make their surveys faster and easier to complete. We recently launched Answer Option prediction which autofills a set of pre-written answer choices proven to capture accurate data.

6

We're expanding the channels in which we market to potential enterprise customers such as user conferences and trade events. During the quarter, we had a strong presence at multiple events including Dreamforce and the HR Technology Conference.


CURIOSITY CONFERENCE
A virtual event | Nov. 14, 2018
10:00AM-2:00PM PT
How to use feedback to drive business impact

Curiosity Conference: We're very excited to host our first ever virtual Curiosity Conference tomorrow (November 14th) at 10am PT where we'll discuss how businesses from startups to enterprise companies can use their most important assets – customer, employee and market feedback – to drive business impact. From keynotes to in-depth tracks, speakers will discuss how to win over prospects and customers, create better workplaces, increase philanthropic reach, and more. Keynote speakers include Julia Hartz, Eventbrite CEO and co-founder as well as speakers from Box, Atlassian and Nasdaq, in addition to our own CEO. We hope you can join us and thousands of other virtual attendees for this event: (https://www.surveymonkey.com/mp/curiosity-conference/).

To commemorate our IPO, we ran a multi-channel campaign in partnership with four globally admired leaders: Arianna Huffington, Draymond Green of the Golden State Warriors, Jeff Weiner of LinkedIn and Serena Williams. Through a combination of emails to our user base, exposure on our survey platform, digital, social, and physical activations across digital billboards around Times Square, throughout midtown Manhattan and across social media, each leader launched their own survey that ties back to People Powered Data. To date approximately 135,000 surveys have been completed as part of the campaign.


Work smarter with team plans

2. Accelerating growth in self-serve through our Teams plan

In Q3, we introduced SurveyMonkey Teams, a powerful solution designed for small groups of individuals within an organization. We launched Teams because our self-serve users told us they want to collaborate and be more efficient in how they work together – both in the creation of the survey and the consumption of the results.


Plans for Teams and Organizations
TEAM ADVANTAGE
TEAM PREMIER
ENTERPRISE

We're pleased with the early results and the uptake we've seen so far in some of the top organizations in the world – we saw 41 of the Fortune 500 purchase at least one of our self-serve Teams plans in Q3, thereby taking the next important step toward our enterprise offerings.

7

In Q3, we began testing account verification to improve account security and ensure one user per account. Users receive an email with a verification code when they log in from a new browser or device. We’ve rolled out account verification to under 10% of our paying user base. We’re gaining greater conviction around this opportunity when we see examples such as from one of the leading business schools in the country where over 25 people are accessing one SurveyMonkey account for their various feedback needs. While still early in the rollout, we’re discovering that situations like this are not uncommon. Through Teams, we expect to increase security, accelerate paying user growth, and drive higher monetization and retention. We also expect uptake of our Teams product to grow as more individuals within organizations need to collaborate in smaller teams. In addition, we expect Teams to provide a high-value lead funnel to our sales team as the number of Teams within organizations expand. We believe there is a tremendous opportunity here and are excited about the path forward. 3. Expanding our business in key international markets We have a strong presence outside the US. Our product and website are available in 16 different languages. Surveys can be deployed in 57 different languages. People can pay in 39 different currencies and our platform is used in over 190 countries and territories. In Q3 2018, approximately 36% of our revenue was generated from customers outside of the US. We believe this percentage can expand significantly in the next several years. We aim to expand our footprint outside the US through increased adoption and usage of our products. In Q2, we completed efforts to ensure we were GDPR-compliant in a timely manner and in Q3 we started investing internationally to increase our brand awareness and develop more localized product experiences. We’re also expanding our international datacenter presence via the cloud in Europe to improve the user experience, website speed and to provide locally hosted data. We are hiring in Dublin, Ottawa and Sydney and in mid-Q3 we opened our new and expanded office in Ottawa. 190+ Countries where our platform is being used The University of Ottawa is the world’s largest bilingual (English-French) university made up of almost 50,000 professors, students, and staff. Managing their survey data in a decentralized environment was proving to be quite a challenge. Survey software was either being purchased directly out of multiple individual research grant budgets or was being asked for by IT on a case-by-case basis leading to high costs and inefficiencies. In an effort to centralize their survey data, they turned to SurveyMonkey Enterprise for multi-language capabilities, easy administration, robust security features, and flexible licensing and pricing. 8

Q3 2018 Financial Results

Our financial principles are based on three pillars:

1. **Aspire to "Rule of 40"**
   - Revenue growth rate + unlevered free cash flow margin
   - Vigilantly pursue profitable revenue growth
2. **Allocate capital to highest ROI**
   - Investments in R&D and S&M to drive organic growth
   - Strategic M&A
   - Opportunistic share repurchases
3. **Maintain a strategic balance sheet**
   - Build strong global cash position
   - Utilize borrowing capacity opportunistically

Our Q3 2018 results continue to demonstrate our strong execution and focus on delivering healthy revenue growth and robust cash flow in our steady march of increased monetization.

Revenue

We generated revenue of $65.2 million in Q3 2018, up 18% year over year. Core revenue, which excludes $0.4 million in revenue related to the non-self-serve portion of SurveyMonkey Audience in Q3 2017 (the final quarter with reported revenue), increased 19% year over year. Strength across the business drove our results.

We ended the quarter with 621,000 paying users, up 3.5% year over year, and $418 in ARPU, up 14.8% year over year. We continue to see our revenue benefit from the pricing and packaging changes we made in 2017 to our SurveyMonkey self-serve product, supported by the enhanced features, functionality and value we delivered to customers. As expected, the pricing changes created a short-term headwind to paying users growth but provided a stronger tailwind to ARPU growth. Over the next several quarters, we expect paying user growth and ARPU growth to return to more normalized levels where paying users growth should outpace ARPU growth.


Revenue ($M)
Core revenue
Non-self serve Audience
$55.3
$54.9
$65.2
19% YoY
$161.8
$157.0
$186.4
19% YoY
Q3'17
Q3'18
YTD'17
YTD'18


Paying Users (K)
600
606
610
616
621
2.3% YoY
3.0% YoY
3.5% YoY
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18


Average Revenue Per User
$364
$375
$390
$410
$418
12.1% YoY
17.5% YoY
14.8% YoY
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18

9

Costs and operating expenses Stock-based compensation charge upon IPO: GAAP cost of revenue and operating expenses in Q3 2018 includes $89.9 million in stock-based compensation expense related to the achievement of the liquidity event-related condition for certain performance-based restricted stock units for which employee service was provided through the end of Q3 2018, and $1.2 million in employer payroll tax expense related to these performance-based restricted stock units. Gross margin GAAP gross margin in Q3 2018 was 64% compared to 71% in Q3 2017. Non-GAAP gross margin in Q3 2018 was 75% compared to 73% in Q3 2017 driven primarily by a decrease in the amortization of capitalized software. We expect to see gross margin improve in the long-term due to lower amortization of capitalized software, lower depreciation from capital expenditures for servers and equipment in our co-location datacenters as we migrate to the cloud, and improvements and efficiencies in payment processing. Operating expenses Research and development: GAAP research and development expense in Q3 2018 was $51.8 million or 79% of revenue compared to $14.9 million or 27% of revenue in Q3 2017. Non-GAAP research and development expense for Q3 2018 was $13.8 million or 21% of revenue compared to $12.1 million or 22% of revenue in Q3 2017. We continue to invest in our talent specifically in the areas of engineering and data science to drive continued platform innovation and to further develop our proprietary tools. We expect research and development expense, excluding the impact from the stock-based compensation charge upon the IPO, to remain relatively consistent as a percentage of revenue in the long-term. Sales and marketing: GAAP sales and marketing expense in Q3 2018 was $34.3 million or 53% of revenue compared to $18.9 million or 34% of revenue in Q3 2017. Non-GAAP sales and marketing expense was $19.0 million or 29% of revenue compared to $17.0 million or 31% of revenue in Q3 2017. We continue to invest in marketing efforts to support both our self-serve channel and our nascent sales-assisted channel. In the near-term, we expect sales and marketing expense, excluding the impact from the stock-based compensation charge upon the IPO, to increase as a percentage of revenue as we build out our sales teams in the US, Ottawa and Dublin, build brand awareness internationally, and invest in new marketing channels. 10

Over time, we expect to see operating leverage in sales and marketing as more of our sales-assisted revenue comes from renewals and expansion rather than from the more expensive initial upsell of an organization from myriad dispersed individual accounts to an enterprise deployment. While we are investing to build our sales team, we’re doing it in a way that is distinct to SurveyMonkey – leveraging our massive footprint of self-serve users, our strong brand awareness and Customer 360. General and administrative: GAAP general and administrative expense in Q3 2018 was $50.4 million or 77% of revenue compared to $11.2 million or 20% of revenue in Q3 2017. Non-GAAP general and administrative expense was $9.6 million or 15% of revenue compared to $7.5 million or 14% of revenue in Q3 2017. The increase was largely due to investments in preparing to become a public company. We expect general and administrative expense, excluding the impact from the stock-based compensation charge upon the IPO, to decrease as a percentage of revenue in the long-term. Profitability GAAP operating loss was ($94.5) million for a (145%) margin in Q3 2018 compared to ($5.9) million for an (11%) margin in Q3 2017. GAAP operating loss, margin and net loss in Q3 2018 included $89.9 million in stock-based compensation expense related to the achievement of the liquidity event-related condition for certain performance-based restricted stock units that met their service-based vesting condition as of the end of Q3 2018, and $1.2 million in employer payroll tax expenses related to these performance-based restricted stock units. Non-GAAP operating income was $6.6 million for a 10% non-GAAP margin in Q3 2018 compared to $3.6 million for a 7% non-GAAP margin in Q3 2017. Net loss was ($102.4) million in Q3 2018 compared to ($13.0) million in Q3 2017. Adjusted EBITDA was $17.0 million in Q3 2018 compared to $13.3 million in Q3 2017. Non-GAAP Operating Margin 11

Operating Cash Flow ($M)



$16.2
$12.0
$30.9
$34.0
29% margin
18% margin
19% margin
18% margin
Q3'17
Q3'18
YTD'17
YTD'18

Unlevered Free Cash Flow ($M)



$12.9
$11.4
$28.2
$33.9
23% margin
17% margin
17% margin
18% margin
Q3'17
Q3'18
YTD'17
YTD'18

Cash and Debt ($M)



Cash and cash equivalents
Debt
Net debt
$35.3
$318.3
$283.0
$257.1
$316.8
$59.7
Dec 31'17
Sep 30'18

Balance Sheet / Cash Flow

Even as we invest to support our sales and marketing initiatives, we continue to drive healthy cash flow in our business. We ended the quarter with $257.1 million in cash and cash equivalents.

We generated operating cash flow of $12.0 million and unlevered free cash flow of $11.4 million during the quarter.

We ended the quarter with $316.8 million in total debt for net debt of $59.7 million.

On October 10, 2018, we refinanced our 2017 Credit Facility and paid down $101.3 million in outstanding debt using a portion of the net proceeds of our IPO. We reclassed this amount from long-term to short-term on the balance sheet as of September 30, 2018. We established more favorable terms in our refinanced credit facility, reducing interest expense by approximately $8 million on an annualized basis and extending the maturity date.

Closing

We will host a conference call today to review our third quarter financial results and to discuss our business results and financial outlook. This call is scheduled to begin at 2:00 p.m. PT / 5:00 p.m. ET and can be accessed by dialing (866) 417-2046 from the United States or (409) 217-8231 internationally with reference to the company name and conference title, and a live webcast and replay of the conference call can be accessed from the SurveyMonkey investor relations website at investor.surveymonkey.com. Following the completion of the call, a telephonic replay will be available through 11:59 PM ET on November 20, 2018 at (855) 859-2056 from the United States or (404) 537-3406 internationally with recording access code 9976356#.

Sincerely,



Zander Lurie
CEO



Tim Maly
CFO & COO



Tom Hale
President

Feedback
Thank you for being curious about SurveyMonkey. In the spirit of relentless self-improvement, we want to hear your opinions and feedback. Please open your iPhone camera (or a QR code reader on other phones), scan the QR code and answer the survey that pops up in your browser.

Contacts:

Investor Relations:
Karim Damji
investors@surveymonkey.com

Media:
Irina Efremova
irina@surveymonkey.com
or
Brunswick Group
Darren McDermott
surveymonkey@brunswickgroup.com

12

13SVMK INC.CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited) (in thousands) September 30, 2018 December 31, 2017 Assets Current assets: Cash and cash equivalents $257,120 $35,345 Accounts receivable, net of allowance 7,251 5,429 Deferred commissions, current 1,749 1,225 Prepaid expenses and other current assets 8,049 5,056 Total current assets 274,169 47,055 Property and equipment, net 124,750 131,331 Capitalized internal-use software, net 34,889 41,493 Acquisition intangible assets, net 10,357 13,594 Goodwill, net 336,861 336,861 Deferred commissions, non-current 2,814 2,006 Other assets 6,471 5,749 Total assets $790,311 $578,089 Liabilities and stockholders’ equity Current liabilities: Accounts payable $6,262 $3,380 Accrued expenses and other current liabilities 14,442 10,173 Accrued compensation 15,499 14,910 Deferred revenue 101,097 84,818 Debt, current 103,282 2,032 Total current liabilities 240,582 115,313 Deferred tax liabilities 4,599 4,168 Debt, non-current 213,514 316,289 Financing obligation on leased facility 92,349 93,385 Other non-current liabilities 11,788 8,891 Total liabilities 562,832 538,046 Commitments and contingencies Stockholders’ equity: Preferred stock — — Common stock 1 1 Additional paid-in capital 534,863 217,594 Accumulated other comprehensive income (loss) (315) 19 Accumulated deficit (307,070) (177,571)Total stockholders’ equity 227,479 40,043 Total liabilities and stockholders’ equity $790,311 $578,089 SVMK INC.CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) Three Months Ended September 30, Nine Months Ended September 30, (in thousands, except per share amounts) 2018 2017 2018 2017 Revenue $65,205 $55,309 $186,392 $161,761 Cost of revenue(1)(2) 23,213 16,241 58,967 47,083 Gross profit 41,992 39,068 127,425 114,678 Operating expenses: Research and development(1) 51,765 14,910 85,997 39,890 Sales and marketing (1)(2) 34,309 18,878 71,609 55,791 General and administrative(1) 50,391 11,169 76,809 35,298 Restructuring — 2 33 147 Total operating expenses 136,465 44,959 234,448 131,126 Loss from operations (94,473) (5,891) (107,023) (16,448)Interest expense 7,496 6,714 22,181 20,030 Other non-operating income (expense), net (219) 774 132 7,950 Loss before income taxes (102,188) (11,831) (129,072) (28,528)Provision for income taxes 174 1,151 470 3,551 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Net loss per share, basic and diluted $(0.99) $(0.13) $(1.27) $(0.32)Weighted-average shares used in computing basic and diluted net loss per share 103,096 100,584 101,984 100,056 (1) Includes stock-based compensation, net of amounts capitalized as follows: Three Months Ended September 30, Nine Months Ended September 30, (in thousands) 2018 2017 2018 2017 Cost of revenue $6,472 $634 $7,776 $1,870 Research and development 37,490 2,799 43,903 7,065 Sales and marketing 14,496 1,322 16,411 6,622 General and administrative 40,354 3,667 48,014 10,806 Stock-based compensation, net of amounts capitalized $98,812 $8,422 $116,104 $26,363 (2) Includes amortization of acquisition intangible assets as follows: Three Months Ended September 30, Nine Months Ended September 30, (in thousands) 2018 2017 2018 2017 Cost of revenue $488 $488 $1,464 $1,552 Sales and marketing 565 604 1,773 1,817 Amortization of acquisition intangible assets $1,053 $1,092 $3,237 $3,369 SVMK INC.CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) Nine Months Ended September 30, (in thousands) 2018 2017 Cash flows from operating activities Net loss $(129,542) $(32,079)Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 34,013 30,048 Stock-based compensation expense, net of amounts capitalized 116,104 26,363 Amortization of deferred commissions 1,107 688 Recovery of long-term note receivable — (1,000)Amortization of debt discount and issuance costs 726 635 Deferred income taxes 431 3,023 Gain on sale of a private company investment and other (765) (6,444)Changes in assets and liabilities: Accounts receivable (1,822) 1,497 Prepaid expenses and other assets (5,451) (1,098)Accounts payable and accrued liabilities 4,596 (2,189)Accrued interest on financing lease obligation, net of payments (1,036) 4,894 Accrued compensation (648) (730)Deferred revenue 16,269 7,317 Net cash provided by operating activities 33,982 30,925 Cash flows from investing activities Purchases of property and equipment (8,811) (26,158)Capitalized internal-use software (8,857) (11,771)Proceeds from sale of a private company investment and other 999 15,453 Net cash used in investing activities (16,669) (22,476)Cash flows from financing activities Proceeds from initial public offering, net of underwriters' discounts and concurrent private placement 232,509 — Payments of deferred offering costs (1,487) — Proceeds from stock option exercises 440 128 Employee payroll taxes paid related to net share settlement of restricted stock units (24,566) (5,431)Payments to repurchase common stock (16) (144)Proceeds from term and revolving debt issuance — 298,500 Repayment of debt (2,250) (298,133)Payment of debt issuance costs and other — (1,666)Proceeds from tenant improvement allowances under lease financing obligation — 8,281 Net cash provided by financing activities 204,630 1,535 Net increase in cash, cash equivalents and restricted cash 221,943 9,984 Cash, cash equivalents and restricted cash at beginning of period 35,345 23,287 Cash, cash equivalents and restricted cash at end of period $257,288 $33,271 Supplemental cash flow data: Interest paid for term debt $16,445 $14,951 Interest paid for financing obligation on leased facility $6,114 $— Income taxes paid $246 $357 Non-cash investing and financing transactions: Stock compensation included in capitalized software costs $1,251 $2,510 Accrued unpaid capital expenditures and capitalized software development costs $600 $5,862 Accrued unpaid payroll taxes related to net share settlement and offering costs $6,924 $— Reconciliation of cash, cash equivalents and restricted cash: Cash and cash equivalents $257,120 $33,271 Restricted cash (included in other assets) $168 $— Total cash, cash equivalents and restricted cash at end of period $257,288 $33,271 SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.

14SVMK INC.CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) Three Months Ended September 30, Nine Months Ended September 30, (in thousands, except per share amounts) 2018 2017 2018 2017 Revenue $65,205 $55,309 $186,392 $161,761 Cost of revenue(1)(2) 23,213 16,241 58,967 47,083 Gross profit 41,992 39,068 127,425 114,678 Operating expenses: Research and development(1) 51,765 14,910 85,997 39,890 Sales and marketing (1)(2) 34,309 18,878 71,609 55,791 General and administrative(1) 50,391 11,169 76,809 35,298 Restructuring — 2 33 147 Total operating expenses 136,465 44,959 234,448 131,126 Loss from operations (94,473) (5,891) (107,023) (16,448)Interest expense 7,496 6,714 22,181 20,030 Other non-operating income (expense), net (219) 774 132 7,950 Loss before income taxes (102,188) (11,831) (129,072) (28,528)Provision for income taxes 174 1,151 470 3,551 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Net loss per share, basic and diluted $(0.99) $(0.13) $(1.27) $(0.32)Weighted-average shares used in computing basic and diluted net loss per share 103,096 100,584 101,984 100,056 (1) Includes stock-based compensation, net of amounts capitalized as follows: Three Months Ended September 30, Nine Months Ended September 30, (in thousands) 2018 2017 2018 2017 Cost of revenue $6,472 $634 $7,776 $1,870 Research and development 37,490 2,799 43,903 7,065 Sales and marketing 14,496 1,322 16,411 6,622 General and administrative 40,354 3,667 48,014 10,806 Stock-based compensation, net of amounts capitalized $98,812 $8,422 $116,104 $26,363 (2) Includes amortization of acquisition intangible assets as follows: Three Months Ended September 30, Nine Months Ended September 30, (in thousands) 2018 2017 2018 2017 Cost of revenue $488 $488 $1,464 $1,552 Sales and marketing 565 604 1,773 1,817 Amortization of acquisition intangible assets $1,053 $1,092 $3,237 $3,369 SVMK INC.CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) Nine Months Ended September 30, (in thousands) 2018 2017 Cash flows from operating activities Net loss $(129,542) $(32,079)Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 34,013 30,048 Stock-based compensation expense, net of amounts capitalized 116,104 26,363 Amortization of deferred commissions 1,107 688 Recovery of long-term note receivable — (1,000)Amortization of debt discount and issuance costs 726 635 Deferred income taxes 431 3,023 Gain on sale of a private company investment and other (765) (6,444)Changes in assets and liabilities: Accounts receivable (1,822) 1,497 Prepaid expenses and other assets (5,451) (1,098)Accounts payable and accrued liabilities 4,596 (2,189)Accrued interest on financing lease obligation, net of payments (1,036) 4,894 Accrued compensation (648) (730)Deferred revenue 16,269 7,317 Net cash provided by operating activities 33,982 30,925 Cash flows from investing activities Purchases of property and equipment (8,811) (26,158)Capitalized internal-use software (8,857) (11,771)Proceeds from sale of a private company investment and other 999 15,453 Net cash used in investing activities (16,669) (22,476)Cash flows from financing activities Proceeds from initial public offering, net of underwriters' discounts and concurrent private placement 232,509 — Payments of deferred offering costs (1,487) — Proceeds from stock option exercises 440 128 Employee payroll taxes paid related to net share settlement of restricted stock units (24,566) (5,431)Payments to repurchase common stock (16) (144)Proceeds from term and revolving debt issuance — 298,500 Repayment of debt (2,250) (298,133)Payment of debt issuance costs and other — (1,666)Proceeds from tenant improvement allowances under lease financing obligation — 8,281 Net cash provided by financing activities 204,630 1,535 Net increase in cash, cash equivalents and restricted cash 221,943 9,984 Cash, cash equivalents and restricted cash at beginning of period 35,345 23,287 Cash, cash equivalents and restricted cash at end of period $257,288 $33,271 Supplemental cash flow data: Interest paid for term debt $16,445 $14,951 Interest paid for financing obligation on leased facility $6,114 $— Income taxes paid $246 $357 Non-cash investing and financing transactions: Stock compensation included in capitalized software costs $1,251 $2,510 Accrued unpaid capital expenditures and capitalized software development costs $600 $5,862 Accrued unpaid payroll taxes related to net share settlement and offering costs $6,924 $— Reconciliation of cash, cash equivalents and restricted cash: Cash and cash equivalents $257,120 $33,271 Restricted cash (included in other assets) $168 $— Total cash, cash equivalents and restricted cash at end of period $257,288 $33,271 SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.

15SVMK INC.CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) Nine Months Ended September 30, (in thousands) 2018 2017 Cash flows from operating activities Net loss $(129,542) $(32,079)Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 34,013 30,048 Stock-based compensation expense, net of amounts capitalized 116,104 26,363 Amortization of deferred commissions 1,107 688 Recovery of long-term note receivable — (1,000)Amortization of debt discount and issuance costs 726 635 Deferred income taxes 431 3,023 Gain on sale of a private company investment and other (765) (6,444)Changes in assets and liabilities: Accounts receivable (1,822) 1,497 Prepaid expenses and other assets (5,451) (1,098)Accounts payable and accrued liabilities 4,596 (2,189)Accrued interest on financing lease obligation, net of payments (1,036) 4,894 Accrued compensation (648) (730)Deferred revenue 16,269 7,317 Net cash provided by operating activities 33,982 30,925 Cash flows from investing activities Purchases of property and equipment (8,811) (26,158)Capitalized internal-use software (8,857) (11,771)Proceeds from sale of a private company investment and other 999 15,453 Net cash used in investing activities (16,669) (22,476)Cash flows from financing activities Proceeds from initial public offering, net of underwriters' discounts and concurrent private placement 232,509 — Payments of deferred offering costs (1,487) — Proceeds from stock option exercises 440 128 Employee payroll taxes paid related to net share settlement of restricted stock units (24,566) (5,431)Payments to repurchase common stock (16) (144)Proceeds from term and revolving debt issuance — 298,500 Repayment of debt (2,250) (298,133)Payment of debt issuance costs and other — (1,666)Proceeds from tenant improvement allowances under lease financing obligation — 8,281 Net cash provided by financing activities 204,630 1,535 Net increase in cash, cash equivalents and restricted cash 221,943 9,984 Cash, cash equivalents and restricted cash at beginning of period 35,345 23,287 Cash, cash equivalents and restricted cash at end of period $257,288 $33,271 Supplemental cash flow data: Interest paid for term debt $16,445 $14,951 Interest paid for financing obligation on leased facility $6,114 $— Income taxes paid $246 $357 Non-cash investing and financing transactions: Stock compensation included in capitalized software costs $1,251 $2,510 Accrued unpaid capital expenditures and capitalized software development costs $600 $5,862 Accrued unpaid payroll taxes related to net share settlement and offering costs $6,924 $— Reconciliation of cash, cash equivalents and restricted cash: Cash and cash equivalents $257,120 $33,271 Restricted cash (included in other assets) $168 $— Total cash, cash equivalents and restricted cash at end of period $257,288 $33,271 SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.

16SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.

17SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.

18SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.

19SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.

20SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.

21SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and developing our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.

22SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.

23SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $65,205 100.0% $— $— $— $65,205 100.0%Cost of revenue 23,213 35.6% (6,472) (488) (103) 16,150 24.8%Gross profit 41,992 64.4% 6,472 488 103 49,055 75.2%Operating expenses: Research and development 51,765 79.4% (37,490) — (456) 13,819 21.2%Sales and marketing 34,309 52.6% (14,496) (565) (228) 19,020 29.2%General and administrative 50,391 77.3% (40,354) — (396) 9,641 14.8%Total operating expenses 136,465 209.3% (92,340) (565) (1,080) 42,480 65.1%(Loss) Income from operations (94,473) (144.9)% 98,812 1,053 1,183 6,575 10.1%Interest expense 7,496 11.5% — — — 7,496 11.5%Other non-operating income (expense), net (219) (0.3)% — — — (219) (0.3)%Loss before income taxes (102,188) (156.7)% 98,812 1,053 1,183 (1,140) (1.7)%Provision for income taxes(2) 174 0.3% — (139) — 35 0.1%Net loss $(102,362) (157.0)% $98,812 $1,192 $1,183 $(1,175) (1.8)%Net loss per share, basic and diluted $(0.99) $(0.01) Weighted-average shares used in computing basic and diluted net loss per share 103,096 103,096 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Three Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Non-GAAP Non-GAAP% of Revenue(3) Revenue $55,309 100.0% $— $— $— $55,309 100.0%Cost of revenue 16,241 29.4% (634) (488) — 15,119 27.3%Gross profit 39,068 70.6% 634 488 — 40,190 72.7%Operating expenses: Research and development 14,910 27.0% (2,799) — — 12,111 21.9%Sales and marketing 18,878 34.1% (1,322) (604) — 16,952 30.6%General and administrative 11,169 20.2% (3,667) — — 7,502 13.6%Restructuring 2 —% — — (2) — —%Total operating expenses 44,959 81.3% (7,788) (604) (2) 36,565 66.1%(Loss) Income from operations (5,891) (10.7)% 8,422 1,092 2 3,625 6.6%Interest expense 6,714 12.1% — — — 6,714 12.1%Other non-operating income (expense), net 774 1.4% — — — 774 1.4%Loss before income taxes (11,831) (21.4)% 8,422 1,092 2 (2,315) (4.2)%Provision for income taxes(2) 1,151 2.1% — (1,091) — 60 0.1%Net loss $(12,982) (23.5)% $8,422 $2,183 $2 $(2,375) (4.3)%Net loss per share, basic and diluted $(0.13) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,584 100,584 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and restructuring. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2018 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Employer payroll taxes on Performance RSUs Non-GAAP Non-GAAP% of Revenue(3) Revenue $186,392 100.0% $— $— $— $— $— $186,392 100.0%Cost of revenue 58,967 31.6% (7,776) (1,464) — — (103) 49,624 26.6%Gross profit 127,425 68.4% 7,776 1,464 — — 103 136,768 73.4%Operating expenses: Research and development 85,997 46.1% (43,903) — — — (456) 41,638 22.3%Sales and marketing 71,609 38.4% (16,411) (1,773) — — (228) 53,197 28.5%General and administrative 76,809 41.2% (48,014) — — — (396) 28,399 15.2%Restructuring 33 —% — — (33) — — — —%Total operating expenses 234,448 125.8% (108,328) (1,773) (33) — (1,080) 123,234 66.1%(Loss) Income from operations (107,023) (57.4)% 116,104 3,237 33 — 1,183 13,534 7.3%Interest expense 22,181 11.9% — — — — — 22,181 11.9%Other non-operating income (expense), net 132 0.1% — — — (999) — (867) (0.5)%Loss before income taxes (129,072) (69.2)% 116,104 3,237 33 (999) 1,183 (9,514) (5.1)%Provision for income taxes(2) 470 0.3% — (417) — — — 53 —%Net loss $(129,542) (69.5)% $116,104 $3,654 $33 $(999) $1,183 $(9,567) (5.1)%Net loss per share, basic and diluted $(1.27) $(0.09) Weighted-average shares used in computing basic and diluted net loss per share 101,984 101,984 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, and employer payroll taxes on Performance RSUs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets. (3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Nine Months Ended September 30, 2017 (in thousands, except percentages and per share amounts) GAAP GAAP% of Revenue(3) Stock-based compensation, net Amortization of intangible assets Restructuring Gain on sale of a private company investment Loss on debt extinguishment Acquisition-related costs Financing costs Non-GAAP Non-GAAP% of Revenue(3) Revenue $161,761 100.0% $— $— $— $— $— $— $— $161,761 100.0%Cost of revenue 47,083 29.1% (1,870) (1,552) — — — — — 43,661 27.0%Gross profit 114,678 70.9% 1,870 1,552 — — — — — 118,100 73.0%Operating expenses: Research and development 39,890 24.7% (7,065) — — — — — — 32,825 20.3%Sales and marketing 55,791 34.5% (6,622) (1,817) — — — — — 47,352 29.3%General and administrative 35,298 21.8% (10,806) — — — — (347) (3,175) 20,970 13.0%Restructuring 147 0.1% — — (147) — — — — — —%Total operating expenses 131,126 81.1% (24,493) (1,817) (147) — — (347) (3,175) 101,147 62.5%(Loss) Income from operations (16,448) (10.2)% 26,363 3,369 147 — — 347 3,175 16,953 10.5%Interest expense 20,030 12.4% — — — — — — — 20,030 12.4%Other non-operating income (expense), net 7,950 4.9% — — — (6,750) 194 — — 1,394 0.9%Loss before income taxes (28,528) (17.6)% 26,363 3,369 147 (6,750) 194 347 3,175 (1,683) (1.0)%Provision for income taxes(2) 3,551 2.2% — (3,274) — — — — — 277 0.2%Net loss $(32,079) (19.8)% $26,363 $6,643 $147 $(6,750) $194 $347 $3,175 $(1,960) (1.2)%Net loss per share, basic and diluted $(0.32) $(0.02) Weighted-average shares used in computing basic and diluted net loss per share 100,056 100,056 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, restructuring, gain on sale of a private company investment, loss on debt extinguishment, acquisition-related costs and financing costs. Non-GAAP adjustments to our provision for income taxes pertains to deferred tax expense related to amortization of acquisition intangible assets.(3) Percentages may not sum due to rounding.SVMK INC.RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1)Calculation of Core Revenue Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Revenue $65,205 $55,309 $186,392 $161,761 Non-self-serve SurveyMonkey Audience revenue — (399) — (4,789)Core revenue $65,205 $54,910 $186,392 $156,972 Calculation of Unlevered Free Cash Flow Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net cash provided by operating activities $11,951 $16,160 $33,982 $30,925 Purchases of property and equipment, net(2) (4,002) (4,925) (8,811) (17,877)Capitalized internal-use software (3,390) (3,240) (8,857) (11,771)Interest paid for term debt 5,632 4,912 16,445 14,951 Deferred acquisition related payment — — — 7,700 Third-party fees related to credit facility refinancing — — — 4,314 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Unlevered free cash flow $11,374 $12,907 $33,942 $28,242 Calculation of Adjusted EBITDA Three Months Ended Nine Months Ended (in thousands) September 30,2018 September 30,2017 September 30,2018 September 30,2017 Net loss $(102,362) $(12,982) $(129,542) $(32,079)Provision for income taxes 174 1,151 470 3,551 Other non-operating expenses (income), net 219 (774) (132) (7,950)Interest expense(3) 7,496 6,714 22,181 20,030 Depreciation & amortization(4) 11,468 10,727 35,120 30,736 Stock-based compensation, net 98,812 8,422 116,104 26,363 Restructuring costs — 2 33 147 Acquisition-related costs — — — 347 Financing costs — — — 3,175 Employer payroll taxes on Performance RSUs 1,183 — 1,183 — Adjusted EBITDA $16,990 $13,260 $45,417 $44,320 (1) Please see Appendix A for explanation of non-GAAP measures used.(2) Includes reimbursement of tenant improvement allowances under our lease financing obligation of $1.9 million for the three months September 30, 2017, $0.1 million for the three months December 31, 2017 and $8.3 million for the nine months September 30, 2017.(3) Includes interest expense on our credit facilities and financing lease obligations related to our corporate headquarters.(4) Includes amortization of deferred commissions.APPENDIX ASVMK INC.EXPLANATION OF NON-GAAP MEASURESTo supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA and unlevered free cash flow. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts are not provided as the quantification of certain items excluded from each respective non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable.Non-GAAP gross profit, non-GAAP gross margin: We define non-GAAP gross profit as GAAP gross profit less stock-based compensation, net, less amortization of intangible assets, and less employer payroll taxes on Performance RSUs. Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.Non-GAAP operating loss: We define non-GAAP operating loss as GAAP operating loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less acquisition-related costs, less financing costs, and less employer payroll taxes on Performance RSUs.Non-GAAP net loss, non-GAAP net loss per share: We define non-GAAP net loss as GAAP net loss less stock-based compensation, net, less amortization of intangible assets, less restructuring, less gain on sale of a private company investment, less loss on debt extinguishment, less acquisition-related costs, less financing costs and less employer payroll taxes on Performance RSUs. Non-GAAP net loss per share is defined as non-GAAP net loss divided by the weighted-average shares outstanding.We use these non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and develop our strategic operating plans. We believe that these non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe this measure is useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the non-GAAP adjustments for the above measures is as follows:Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. Amortization of intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquired intangible assets will recur in future periods. Restructuring: Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. We expect that restructuring costs will generally diminish over time with respect to past acquisitions and/or strategic initiatives. However, we may incur these expenses in future periods in connection with any new acquisitions and/or strategic initiatives.Gain on sale of a private company investment: Gain on sale of a private company investment because was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations.Loss on debt extinguishment: Loss on debt extinguishment was recognized on a GAAP basis resulting from the refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Acquisition-related costs: Acquisition-related costs was recognized on a GAAP basis relate to retention payments made to certain employees of acquired companies. We expect that such acquisition-related costs will be inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new acquisitions.Financing costs: Certain financing costs were incurred on a GAAP basis resulting from the refinancing of our credit refinancing of our credit facilities. We expect that such transactions will be infrequent in occurrence and are therefore the incremental expenses incurred are excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. However, we may incur these expenses in future periods in connection with any new debt refinancing.Employer payroll taxes on Performance RSUs: We incurred incremental employer payroll taxes on Performance RSUs during the third quarter of 2018 as a result of our initial public offering. Employer payroll taxes on Performance RSUs are excluded from our Non-GAAP results as we currently do not expect to incur expenses of a similar nature in future periods because we will no longer grant Performance RSUs where a vesting condition is our initial public offering.For more information on the non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this press release. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the non-GAAP financial measures and the related reconciliations between those financial measures. Core revenue: We define core revenue as revenue from our survey platform, form-based application and purpose-built solutions, excluding the non-self-serve portion of SurveyMonkey Audience, which we generally ceased offering at the end of the second quarter of 2017. We consider core revenue to be an important measure because it excludes revenue from an offering that we generally no longer provide, and so provides a better understanding of our current business and provides comparability of our results of operations over time. Core revenue has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as revenue. Some of the limitations of core revenue are that it does not reflect all of our revenue in the periods presented and that our results of operations for the periods presented reflect expenses that we incurred to generate revenue that is excluded from core revenue.Adjusted EBITDA: We define adjusted EBITDA as net loss excluding provision for income taxes, other non-operating expenses (income), net, interest expense, depreciation and amortization, stock-based compensation, net, restructuring, acquisition-related costs, financing costs and employer payroll taxes on Performance RSUs. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that are not indicative of the core operating performance of our business that are excluded from adjusted EBITDA. Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. Some of the limitations of adjusted EBITDA are that it excludes recurring expenses for interest payments, does not reflect the dilution that results from stock-based compensation, and does not reflect the cost to replace depreciated property and equipment. It may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure.Unlevered free cash flow: Unlevered free cash flow is a liquidity measure used by management in evaluating the cash generated by our operations after purchases of property and equipment and capitalized internal-use software but prior to the impact of our capital structure, the timing of cash payments for certain acquisition and debt related transactions and employer payroll taxes on Performance RSUs. The usefulness of unlevered free cash flow as an analytical tool is limited because it excludes certain items which are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect our future contractual commitments, and is calculated differently by other companies in our industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities.Safe Harbor Statement“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking statements about our products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes.The risks and uncertainties referred to above include - but are not limited to - risks related to our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.Further information on these and other factors that could affect our financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Form 10-Q that will be filed for the quarter ended September 30, 2018, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of November 13, 2018, and we undertake no obligation to update this information.